EXHIBIT 10 (a)



                                ADDENDUM NO. 1

                                    to the

                      QUOTA SHARE RETROCESSION AGREEMENT
                           Effective:  July 1, 2000

                         entered into by and between

                 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                                Dallas, Texas

                                     and

                         DORINCO REINSURANCE COMPANY
                              Midland, Michigan



 IT IS HEREBY AGREED, effective January 1, 2001, that paragraph B of
 ARTICLE 9 - COMMISSION ADJUSTMENT shall be deleted and the following substituted therefor:

 "B.  The adjusted ceding commission shall be calculated as follows:

      1. As respects the first Underwriting Year calculation, the following shall apply:

           a. For the period from July 1, 2000 to December 31, 2000, if the ratio of losses incurred to premium earned is 64.5% or higher, then the adjusted ceding commission shall be 31.0%. If the ratio of losses incurred to premium earned is less than 64.5%, then the adjusted commission shall be determined by adding one percentage point to the ceding commission for each percentage point reduction loss ratio subject to a ceding commission of 41.0% at a loss ratio of 54.5% or less. If the ratio of losses incurred to premium earned is greater than 64.5% or less than 54.5%, the difference between the actual loss ratio and 64.5% or 54.5%, as the case may be, will be multiplied by the earned premium for the Underwriting Year and carried forward as a debit or credit to the ensuing Underwriting Year calculation.

           b. For the period from January 1, 2001 to February 28, 2001, if the ratio of losses incurred to premium earned is 64.0% or higher, then the adjusted ceding commission shall be 31.0%. If the ratio of losses incurred to premium earned is less than 64.0%, then the adjusted commission shall be determined by adding one percentage point to the ceding commission for each percentage point reduction loss ratio subject to a ceding commission of 41.0% at a loss ratio of 54.0% or less. If the ratio of losses incurred to premium earned is greater than 64.0% or less than 54.0%, the difference between the actual loss ratio and 64.0% or 54.0%, as the case may be, will be multiplied by the earned premium for the Underwriting Year and carried forward as a debit or credit to the ensuing Underwriting Year calculation.

           c. For the period from March 1, 2001 to June 30, 2001, if the ratio of losses incurred to premium earned is 69.0% or higher, then the adjusted ceding commission shall be 26.0%. If the ratio of losses incurred to premium earned is less than 69.0%, then the adjusted commission shall be determined by adding one percentage point to the ceding commission for each percentage point reduction loss ratio subject to a ceding commission of 41.0% at a loss ratio of 54.0% or less. If the ratio of losses incurred to premium earned is greater than 69.0% or less than 54.0%, the difference between the actual loss ratio and 69.0% or 54.0%, as the case may be, will be multiplied by the earned premium for the Underwriting Year and carried forward as a debit or credit to the ensuing Underwriting Year calculation.

      2. As respects the second and subsequent Underwriting Years hereunder, if the ratio of losses incurred to premium earned is 69.0% or higher, then the adjusted ceding commission shall be 26.0%. If the ratio of losses incurred to premium earned is less than 69.0%, then the adjusted commission shall be determined by adding one percentage point to the ceding commission for each percentage point reduction loss ratio subject to a ceding commission of 41.0% at a loss ratio of 54.0% or less. If the ratio of losses incurred to premium earned is greater than 69.0% or less than 54.0%, the difference between the actual loss ratio and 69.0% or 54.0%, as the case may be, will be multiplied by the earned premium for the Underwriting Year and carried forward as a debit or credit to the ensuing Underwriting Year calculation.

      Following termination of this Agreement any debit or credit carryforward remaining after the final adjustment of the concluding Underwriting Year will be null and void."

 The provisions of this Contract shall remain otherwise unchanged.

 IN WITNESS WHEREOF the parties hereto have caused this Addendum to be executed by their duly authorized representatives at:

 Dallas, Texas, this ___________ day of_________________________, 20__.


                _______________________________________________________
                AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

 Midland, Michigan, this __________ day of______________________, 20__.


                _______________________________________________________
                DORINCO REINSURANCE COMPANY